NEW YORK LIFE INVESTMENTS VP FUNDS TRUST

NYLI VP PIMCO Real Return Portfolio
(the “Portfolio”)

Supplement dated June 4, 2025 (“Supplement”) to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2025

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.

Effective as of the close of business on December 31, 2025, Stephen A. Rodosky will retire from Pacific Investment Management Company LLC and will no longer serve as a portfolio manager of the Portfolio. All references to Mr. Rodosky will be deleted in their entirety from the Summary Prospectus, Prospectus and SAI at that time. Daniel He will continue to serve as a portfolio manager of the Portfolio.

In addition to this change, effective June 4, 2025:

1. Mike Cudzil is added as a portfolio manager of the Portfolio.

2. The table in the section entitled “Management” of the Portfolio’s Summary Prospectus and Prospectus is amended to include the following:

Subadvisor	Portfolio Managers	Service Date
Pacific Investment Management Company LLC	Mike Cudzil, Managing Director	Since June 2025

3. The subsection entitled “Portfolio Manager Biographies” under the heading “Know With Whom You Are Investing” in the Prospectus is amended to include the following:

Mike Cudzil

Mr. Cudzil is a Managing Director and generalist portfolio manager with PIMCO based in the Newport Beach office and has managed the NYLI VP PIMCO Real Return Portfolio since 2025. He is a rotating member of the PIMCO Investment Committee and co-chair of the Americas portfolio committee. As a portfolio manager across multi-sector fixed income mandates, Mr. Cudzil serves as co-lead of the liability-driven investment (LDI) portfolio management team, a senior member of the Total Return portfolio management team, and lead of the US Inflation portfolio management team. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura. Mr. Cudzil previously held similar roles at Bank of America and Lehman Brothers, as well as a senior trading position at Salomon Brothers. He has 28 years of investment experience and holds a bachelor’s degree in political science from the University of Pennsylvania.

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